EXHIBIT 23.1

                          INDEPENDENT AUDITOR'S CONSENT


     We consent to the incorporation by reference in this Amendment No. 1 to Registration Statement No. 33-79098 of Eagle Pacific Industries, Inc. on Form S-3 of our report dated February 14, 1997, appearing in the Annual Report on Form 10-K of Eagle Pacific Industries, Inc., for the year ended December 31, 1996.


                                            /s/ Deloitte & Touche, LLP
                                           Deloitte & Touche, LLP






Minneapolis, Minnesota
March 27, 1997